                                                                    EXHIBIT 10.7


                            COMMERCIAL GROUND LEASE
                            -----------------------


     This is a ground lease of commercial real estate (the "Lease") made and entered into as of this Lease Date by the following parties as to the property described herein ("Property"), to-wit:

                      I.  BASIC PROVISIONS
                          ----------------

1. LESSOR:               Serendipity, Inc., an Arkansas Corporation,
                         The Hickman Family Trust, dated April 28, 1992, Arlon
                         O. Hickman, Trustee, Sally Denise Klein (nee Hickman) and her husband, Wendall Albert Klein, Stephen Otis
                         Hickman and his wife, Carrie Jean Hickman, and Kristen
                         Kay Hickman, P.O. Box 1876, Harrison, Arkansas.

2. LESSEE:               Bank of the Ozarks, NWA.,
                         An Arkansas Bank Corporation
                         P.O. Box 437
                         Jasper, Arkansas 72641

3. PROPERTY:             The Property is located along the Easterly
                         Side of U. S. Highway No. 62-65, at the intersection of said Highway and Beene Street, Harrison, Arkansas;
                         located in the Southwest Quarter of the Southwest
                         Quarter of Section 33, Township 19 North, Range 20
                         West, Boone County, Arkansas.  Minimum Highway Frontage
                         200 feet beginning at the intersection of Beene Street and Highway 62-65; Approximate Shape of Premises:
                         Parallelogram; Approximate Amount of Acreage: one (1) acre. Common Street Address, if any:
                         ________________________________________. Lessee shall,
                         at its expense, furnish a legal survey of the premises.
                         In the event that such survey indicates that there are any encroachments of any improvements adjoining the premises upon the premises, then Lessee may at its sole option and discretion terminate this Lease. Said option to terminate must be exercised in writing within Sixty (60) days of completion of the survey or it shall expire.

4. LEGAL DESCRIPTION:    See Exhibit "A" to be completed
                         upon completion of survey.

5. LEASE DATE:           December 22, 1994.

6. LEASE COMMENCEMENT:   (a)   This Lease shall commence
                         when Lessee takes possession of the property, but no more than thirty (30) days after Lessee receives notification that its applications to the Arkansas Bank
                         Department and Federal Deposit Insurance Corporation for approval of the Property as a branch bank site have been approved. Lessee agrees to pursue such approvals with due diligence. Provided, however, that if those approvals have not been received within 180 days of the date hereof, Lessee shall have the option to withdraw those applications, which shall effect cancellation of this Lease. Notwithstanding any provisions contained herein to the contrary this Lease shall not commence prior to January 1, 1995.

                         (b) Whether or not the applications have been withdrawn, if the approvals have not been received in the aforesaid 180-day period, Lessor may give Lessee five days to waive that condition and set a commencement date, failing which Lessor may cancel this Lease.

                         (c) The commencement date shall be noted on Exhibit "A", upon determination of the commencement date. At that time the parties agree to execute in recordable form a notice of lease which may be recorded in the real estate records of Boone County, Arkansas, at the expense of Lessee.


7. CONTINGENCIES:        This Lease is contingent upon and
                         subject to the following special pre-conditions:

                         (a) Verification of sewer, water, electric, natural gas and telephone utilities available at the property line.

                         (b) Verification of commercial zoning which would permit construction and operation of a branchbank.

                         (c) Approval by Harrison Planning Commission,
                         Board of Zoning Adjustment, and all other necessary authorities for construction, operation, maintenance and use of the premises as a branch banking facility, adequate parking areas, driveways and means of access, at Lessee's expense.

                         (d) Determination by Lessee's engineers and architects that the anticipated construction is feasible at this site, at Lessee's expense.

                         (e) Approval by Arkansas Highway Department for necessary ways of Highway access to and from the property, from U.S. Highway 62-65 and other appurtenant roadways, at Lessee's expense.

                         (f) Verification that the premises are not located on a flood plain, at Lessee's expense.

                         (g) Receipt of soil tests satisfactory to Lessee and indicating that the property is suitable for the anticipated construction and use, at Lessee's expense.

                         (h) Receipt of regulatory approvals of the purchase and construction plans, including approval by the State Bank Department, at Lessee's expense.

                         (i) Receipt of a satisfactory environmental audit and archaeological study, at Lessee's expense.

                         If any of the aforesaid contingencies are not satisfied or waived, then Lessee may at its sole option and election terminate this Lease. Provided however, if the aforesaid contingencies are not satisfied or waived within one-hundred eighty (180) days of the execution of this Lease then Lessor may cancel this Lease.

8. COOPERATION:          Lessor agrees to cooperate fully with all
                         of the above referenced applications for permits and approvals by the various legal authorities, in connection with Lessee's construction, operation, maintenance and use of the premises as a branch banking facility, adequate parking areas, driveways and means of access, and shall file such applications and execute such documents as are deemed by Lessee to be necessary to accomplish its purpose.

9. IMPROVEMENTS:         Lessee intends to construct a branch banking facility
                         on the property and shall be limited to the uses set out in Section VI hereof during the term of this Lease unless the written consent of the Lessor is obtained otherwise, which consent shall not be unreasonably withheld.

10. LEASE TERM:          The Term of this Lease shall be six (6) full years,
                         subject to renewal as set forth herein, beginning on the commencement date referred to in Section 6 above.

11. RENEWAL OPTION:      This Lease shall be subject to one renewal option of
                         six (6) years, said renewal to be automatic, absent notice of non-renewal, said notice of non-renewal to be given in writing by Lessee no less than ninety (90) days, nor more than one (1) year, prior to the then current expiration date. References herein to "term" shall include any such renewal.

12. BASE RENT:           The first and last month's monthly rental shall be paid
                         in advance on the Lease commencement date. All other monthly rentals shall be paid in advance on the same day of the month thereafter for the initial six year term in the amount of $1,800.00 per month.

13. RENEWAL RENT:        Monthly rentals for the six year renewal shall be
                         $2,300.00.

14. PURCHASE OPTION:     So long as Lessee is not in default of any of its
                         obligations under the Lease and has continued the Lease through the renewal period, the Lessee is granted the option to purchase the real estate which is the subject hereof for the sum of Three Hundred Thousand Dollars
                         ($300,000.00) cash, on the terms and conditions set forth in Exhibit "B" hereto, provided Lessee shall give Lessor notice in writing of its election to exercise said option to purchase. Notice of exercise shall be given to Lessor any time during the original Lease term or any extension or renewal thereof, except that such notice shall be given not less than ninety days prior to the expiration of the renewal term. In any event, regardless of when such notice of exercise is given, the closing of the transaction shall not take place prior to the last day of the renewal period (twelve years after the commencement of the original lease term).

15. DRIVEWAY:            The Lessee agrees to pay the sum of Two Thousand
                         Dollars ($2,000.00) towards the construction of a driveway on Lessor's adjoining property. Such sum shall be paid together with the first month's rent.
                         Any easements, permits and any other formalities required in connection with the construction of such driveway shall be the Lessor's sole responsibility.
                         The Lessee shall not be obligated to furnish labor or materials, nor shall Lessee's contractors, builders or agents be obligated to participate in the construction of such driveway.


                           II.  GRANT AND ACCEPTANCE
                                --------------------

     Lessor agrees to lease to Lessee and Lessee agrees to accept from Lessor the Property, which consists of real estate legally described in Article I-4, for the Lease Term described above. The Property has been inspected by Lessee and is accepted in its present condition, with any and all defects, apparent or otherwise.

                             III.  ADDITIONAL RENT
                                   ---------------

     1. Taxes:  As additional rent Lessee shall pay annually, before any fine or
        -----
penalty is added thereto for the non-payment thereof, all real estate taxes and special assessments which are levied and assessed against the Property during the Lease Term. If the Lease Term commences other than on the first day of the tax year, the real estate taxes and special assessments for the first partial tax year shall be prorated, and Lessee shall pay only that portion related to the portion of the tax year after the commencement of the Lease Term. Upon request, Lessee shall promptly deliver to Lessor duplicate receipts or photostatic copies thereof, showing payment of the real estate taxes and special assessments.

     2. Insurance:  Lessee shall carry casualty insurance on its improvements in
        ---------
such amounts as it deems appropriate, which insurance shall be for Lessee's sole benefit. In addition Lessee shall carry liability insurance as set out hereafter in Paragraph IX. INDEMNIFICATION, Subparagraph 1.
                 ---------------

     3. Maintenance:  After taking possession of the Property, and completion of
        -----------
its improvements, Lessee shall make all necessary repairs and maintenance at its expense to keep the Property in a good and usable condition and state of repair. In no event shall Lessor ever be deemed to have any responsibility whatsoever for such repairs or improvements, including street improvements.

     4. Net Lease:  It is mutually agreed and acknowledged between Lessor and
        ---------
Lessee that this is a Net Lease. For the purpose of this clarification, the term "Net Lease" shall mean that Lessee shall pay all taxes, insurance, repairs and maintenance (including reconstruction), and all other costs and expenses of every kind and nature in connection with the Property during the Lease Term and that Lessor shall not be required to expend any sums whatsoever after delivery of possession.

                         IV.  SUBLEASES AND ASSIGNMENTS
                              -------------------------

     Lessee may not assign this Lease or sublet any portion of the Property without Lessor's written consent, not to be unreasonably withheld; provided, however, that Lessee may assign or sublet on written notice to Lessor to any business entity or financial institution affiliated with or under common control with Lessee, and to any financial institution into which Lessee may be merged, to which Lessor hereby consents. Lessor and Lessee acknowledge that Lessor will continue to own real estate adjoining the Property and that the protection of the value of the adjoining property as well as the financial responsibility of any assignee or subtenant shall be considered in determining the reasonableness of any consent withheld hereunder by Lessor. It is further provided that if the Property is vacated or remains closed for business for more than 182 days in any one year period then the monthly rental shall be doubled for any subsequent periods of vacancy or closure and if such increased rent be not paid then the Lessee shall be in a state of default.

                             V.  COVENANT OF TITLE
                                 -----------------

     Lessor covenants that Lessor has good, right and lawful authority to lease the Property subject to all easements and restrictions of record, and that Lessor will at all times, while this Lease remains in effect, protect and preserve Lessee's right to possession and use of the Property pursuant to the terms of this Lease. Lessee's obligation to accept possession of the Property and to commence the Lease Term shall be dependent on Lessor's ability to provide to Lessee, at Lessee's expense, a title insurance policy insuring Lessee's leasehold interest in the Property in an amount, with an insurer, and on terms acceptable to Lessee, and evidence of the appropriate zoning, as set forth herein.

                                    VI.  USE
                                         ---

     Lessee shall use the Property as a branch banking facility during the term of this Lease. In addition to the use of the property as a branch banking facility the Lessee shall be entitled to use the property as business offices, so long as such use does not attract undesirable clientele (i.e. substance abusers, brawlers, etc.), or such other uses as may be specifically permitted by Lessor in writing. In the event of Lessee exercising its option to purchase, provided for hereunder, then upon its purchase of the Property, Lessee may use the Property free of any restriction created herein. Lessee shall conduct its business, insofar as the same relates to Lessee's use and occupancy of the Property, in a lawful manner and in compliance with all governmental laws, rules, regulations and orders applicable to any business of Lessee conducted in and upon the Property. Lessee's construction and maintenance of the branch banking facility on the

Property shall be in a lawful manner and in compliance with all applicable governmental laws, rules, codes, and regulations.

                        VII.  LESSEE'S COVENANT OF CARE
                              -------------------------

     Lessee, throughout the Lease Term, shall keep the Property free and clear of any unnecessary dirt or filth. Lessee agrees not to commit waste, nor permit waste to result or to be done to or upon the Property.

                                VIII.  UTILITIES
                                       ---------

     During the Lease Term, Lessee shall pay when due all utilities charges. Whenever Lessee desires to make any changes or additions to existing gas, electricity, water, telephone or other utility services on or in the Property lawfully requested or reasonably necessary, it shall pay for all charges assessed in connection with making the same.

                              IX.  INDEMNIFICATION
                                   ---------------

     1. Indemnity:  Lessee covenants and agrees that it will defend, indemnify
        ---------
and hold harmless Lessor for and from all damages, claims, suits, or causes of action resulting from injuries to person or persons or damage to property and arising on or out of the use, occupancy or condition of the Property. Lessee shall during the term of the Lease, maintain public liability insurance on the premises and on the business operated by the Lessee, or any subtenant occupying the leased premises. The limits of such public liability insurance shall be not less than Two Hundred Fifty

Thousand Dollars ($250,000.00) per person, Five Hundred Thousand ($500,000.00) per occurrence, and One Hundred Thousand Dollars ($100,000.00) for property damage. The policy representing such insurance shall name Lessor its successors and assigns as an additional insured. Said policy shall contain a clause that the insurer will not cancel said policy without first giving the Lessor or its successor or assigns ten days prior written notice. A certificate of such insurance shall be delivered to Lessor prior to the commencement of this Lease and proof of such coverage shall be provided to Lessor at reasonable times throughout the original or any renewal term hereof.

     2. Environmental Laws:  Without limiting the foregoing, Lessee covenants
        ------------------
and agrees that at no time will its occupancy, use or maintenance of the Property cause or contribute to any violation of local, state or federal environmental or health laws, orders and regulations ("laws"), including but not limited to those dealing with hazardous wastes or materials, water or air pollution, and solid waste disposal.

                              X.  FIRE & CASUALTY
                                  ---------------

     It shall be Lessee's sole obligation to maintain and insure the improvements on the Property for its own benefit and no failure to do so and no inability to utilize the Property, whether as a branch banking location or otherwise, as a result of fire, flood, civil disorder, earthquake or other casualty of any sort whatsoever shall reduce in any way Lessee's obligation to pay rent and perform this Lease during the Term thereof, without reduction or interruption. In the event of substantial destruction of improvements on the Property as a result of fire or other casualty Lessee shall either rebuild and repair the premises or remove all damaged improvements and debris.

                              XI.  EMINENT DOMAIN
                                   --------------

     1. Taking:  In the event that any portion of the Property is taken by
        ------
eminent domain or by sale in lieu thereof consented to by Lessee, this Lease shall not terminate but each party shall be entitled to their respective damages as allowed by law for their respective interests in the Property and its improvements. However, in the event that a portion of the Property significant enough to interfere substantially and materially with Lessee's conduct of its business thereon, in Lessee's judgment, is taken by eminent domain or by sale in lieu thereof consented to by Lessee, Lessee may terminate this Lease within sixty (60) days after Lessee has been deprived of possession by such taking or sale; provided, that Lessor may elect to tender to Lessee for its consideration additional property adjacent to the Property, which Lessee may, in its judgment, deem suitable for use in restoring the usefulness to it of the Property, to be added by amendment of this Lease; and, provided further, that nothing herein shall prohibit Lessor and Lessee from mutually agreeing to a reduction of the monthly rent to reflect the continuing lease of less than all of the original Property.

     2. Award:  Out of any award for any taking of the Property, Lessor shall be
        -----
entitled to receive and retain all amounts awarded to Lessor for the underlying real estate as encumbered by this Lease, and that Lessee shall be entitled to receive and retain such amounts which are awarded to Lessee because of the taking of its trade fixtures and leasehold improvements and its Lessee's leasehold interest in the Property, including its option described herein .

                              XII.  RENT ABSOLUTE
                                    -------------

     Except as may be otherwise specifically provided herein, Lessee shall have no right to terminate this Lease or be entitled to any rent abatement or reduction. Notwithstanding any other provisions contained in this Lease, in the event the Lessee is closed or taken over by the banking authority of the State of Arkansas, or other bank supervisory authority, the Lessor may terminate the Lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the lease: Provided, that in the event this Lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the Lease shall in no event be in an amount exceeding the rent reserved by the Lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the Lessor, or the date of reentry of the Lessor, whichever first occurs, whether before or after the closing of the Lessee as a bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

                                XIII.  REMEDIES
                                       --------

     1. Default:  Time is of the essence of this agreement and the parties
        -------
hereto agree that if any monthly rent installment as herein provided or any other rent payments to be made by Lessee as required herein are not made when due, or in case Lessee shall fail to keep and perform every covenant, condition and agreement herein contained, made and to be performed and kept by Lessee strictly in accordance with the terms hereof, then and upon the happening of any of the foregoing events, Lessor may give Lessee notice of such default. Lessee shall commence to cure such default within ten (10) days following the giving of such notice and having commenced, shall diligently proceed with and complete the curing of such breach within a reasonable time. If Lessee fails to cure such default after notice and opportunity as hereinabove provided, Lessor shall, at its option, have the right to terminate this Lease and the Option to Purchase granted hereunder and to reenter or to take possession of the Property without terminating this Lease. However, if Lessor reenters without terminating this Lease, Lessor may relet the Property or any part thereof upon such terms and conditions as Lessor in Lessor's sole discretion shall deem advisable.

     2. Mitigation:  All rents received by Lessor as a result of such reletting
        ----------
shall be applied as follows:
     (a) to reimburse Lessor for all expenses incurred in reentering and reletting, including but not limited to attorney's fees and any court costs, and costs of preserving, repairing or restoring the Property;
     (b) to reimburse Lessor for costs of curing any breach of this Lease by Lessee, including but not limited to attorney's fees and any court costs, and costs of preserving, repairing or restoring the Property;
     (c) to reasonable costs of adapting the Property for the use of the tenant under such reletting;
     (d) to arrearages in rent due hereunder, first being applied to the first accruing rentals and last to the most recently accruing; and
     (e) any remainder shall be held for the balance of the Lease term, but credited to the account of Lessee.

     3. Non-Waiver:  The foregoing remedies are not intended to limit or qualify
        ----------
such other remedies as Lessor may have at law or in equity. All remedies shall be cumulative. The use of one remedy by Lessor shall not preclude or waive Lessor's right to the use of any or all others. In the event that Lessee is in default of any provision of this Lease and Lessor is required to employ an attorney to obtain enforcement of the terms of the Lease or to enforce any of its remedies for such default either at law or in equity, then Lessee agrees to pay a reasonable attorney fee for

Lessor's attorney and all other costs of enforcement or pursuit of lawful remedies.

                               XIV.  TERMINATION
                                     -----------

     At the end of the Lease Term, or upon its termination at any earlier date by virtue of any of the provisions hereof, Lessee covenants to surrender and deliver up possession of the Property. Except as otherwise agreed in writing by Lessor, upon termination the premises shall be returned to Lessor in its present condition or with the improvements constructed thereon in good condition.

                 XV.  REMOVAL OF IMPROVEMENTS OR TRADE-FIXTURES
                      -----------------------------------------

     Upon the termination of this Lease or any extensions thereof, if Lessee shall otherwise be current and in good standing hereunder, Lessee shall have the right to remove from the Property any and all improvements, trade fixtures and devices, including but not limited to mechanical and security devices peculiar to the banking business, which it may have installed on the Property at its expense, within sixty (60) days of said termination. All other improvements of a permanent nature affixed to the realty shall remain with the real estate at the termination of this Lease and shall be restored to good order. Lessee shall continue to pay rent to Lessor month-to-month until such time as the Property is delivered to the Lessor in good order.

                         XVI.  ALTERATION OR EXPANSION
                               -----------------------

     Lessee shall be permitted during the term hereof to perform alterations to the Property at its expense and without any change in the rent called for by this Lease.

                             XVII. MECHANIC'S LIENS
                                   ----------------

     Lessee agrees to pay when due all sums of money that may become due for any labor, services, materials, supplies or equipment furnished to or for Lessee in, and upon or about the Property and which may be secured by any mechanic's, materialman's or other lien against the Property and will cause any such lien that may be filed to be immediately discharged and released, and if it is being contested, Lessee will obtain the release even if posting of a bond is required.

                     XVIII.  GRANTING AND USE OF EASEMENTS
                             -----------------------------

     1. Utilities Easements:  Lessor agrees, without payment of consideration,
        -------------------
from time to time during the term of this Lease at the request of Lessee to grant easements, licenses, rights of way and other rights and privileges in the nature of easements upon or across the Property for utilities necessary for Lessee's intended use of said premises.

     2. Cross Easements:  In the event Lessee deems it advisable to enter into
        ---------------
any cross-easements or similar agreements with occupants of adjoining properties, it may do so and Lessor agrees to join in any such agreements on request from Lessee, should Lessee deem such consent necessary, but without any cost or liability on the part of Lessor, no such agreement to extend beyond the Lease Term or survive its termination.

                                   XIX. SIGNS
                                        -----

     Lessee shall have the right to install, erect and maintain upon the Property all signs necessary or appropriate to the conduct of its business. Lessee shall not install, erect or maintain any sign in violation of any applicable law, ordinance or use permit of any governmental authority. Lessee may remove (but shall not be required to remove) the same or any part thereof at any time during said term or upon the expiration thereof or sooner termination of this Lease, or within thirty (30) days after such expiration or termination, and Lessee at its own expense shall repair any damage caused by the removal thereof. The parties acknowledge that there is an existing sign on the premises, to-wit: a Ramada Inn/Moe Bandy billboard. The Lessor shall be responsible for terminating the agreement under which such sign was placed on the premises, and for removing such sign, prior to the commencement of this Lease.

                               XX.  HOLDING OVER
                                    ------------

     If Lessee continues to occupy the Property after the expiration of the Lease Term without exercising its purchase option, and Lessor elects to accept rent thereafter, a monthly tenancy terminable by either party on one month's notice shall be created, which shall be upon the same rent, terms and conditions as those herein specified.

                            XXI. GENERAL CONDITIONS
                                 ------------------

     Lessor shall not be responsible for the payment of any commissions in relation to the leasing transaction represented by this Lease or the sale of this land pursuant to the option to purchase granted herein. This Lease is the entire agreement of the parties and may only be modified by a writing signed by both parties, or the addition of a completed Exhibit "A" in accordance with the terms hereof.

                              XXII.  CONSTRUCTION
                                     ------------

     This Lease and all of the terms and conditions herein contained shall be binding upon the parties hereto and their successors in interest, including Lessee's assigns and subtenants accepted by Lessor. Words and phrases herein shall be construed as in singular or plural number and as feminine, masculine or neuter gender, according to the context.


                                XXIII.  NOTICES
                                        -------

     Any notice herein required or permitted to be given shall be deemed given if and when mailed in a sealed envelope by United States certified mail, return receipt requested, postage properly prepaid and addressed as set forth in
Article I-1 and 2 hereof.

     IN WITNESS WHEREOF, the parties have executed this Lease on the dates noted below, effective as of the date first above written.

LESSOR:
Serendipity, Inc.                   The Hickman Family Trust,
                                    dated April 28, 1992

By:/s/ Sallie M. Beene              By:/s/ Arlon O. Hickman
   -------------------------           --------------------

Sallie M. Beene, Vice President     Arlon O. Hickman, Trustee

Attest:/s/ Arlon O. Hickman
       ---------------------
Arlon O. Hickman, Secretary

/s/ Sally Denise Klein              /s/ Wendell Albert Klein
----------------------------        ------------------------
Sally Denise Klein                  Wendell Albert Klein

/s/ Stephen Otis Hickman            /s/ Carrie Jean Hickman
----------------------------        -----------------------
Stephen Otis Hickman                Carrie Jean Hickman

/s/ Kristen Kay Hickman
----------------------------
Kristen Kay Hickman


LESSEE:

Bank of the Ozarks, NWA


By:/s/ Danny Criner
   -------------------------

Title: President
      ----------------------

                                  EXHIBIT "A"

                               COMMENCEMENT DATE


1.   This lease shall commence on the following date: May 15, 1995.

2.   The Legal description for the PROPERTY is:

     A part of the Southwest Quarter of the Southwest Quarter of Section 33, Township 19 North, Range 20 West, City of Harrison, Boone County, Arkansas, described as follows: From the Northeast corner of said Southwest Quarter of the Southwest Quarter, go South 00 degrees 20 minutes 56 seconds West along the East line 115.50 feet to a point on the South right-of-way of Beene Street (formerly First Street), leaving the East line go North 89 degrees 39 minutes 04 seconds West along said South right-of-way, also being the South boundary of Northvale Subdivision, a distance of 269.29 feet to a 3/8 inch rebar, Point of Beginning of the tract being described, leaving the street right-of-way and subdivision boundary go South 34 degrees 56 minutes 56 seconds East 235.43 feet to a 3/8 inch rebar, North 89 degrees 39 minutes 04 seconds West 231.58 feet to a 3/8 inch rebar on the East right-of-way of U.S. Highway 62-65, go along the right-of-way through a 1004.93 foot radius curve to the left 233.78 feet to a concrete right-of-way marker, North 37 degrees 28 minutes 25 seconds West 2.18 feet to a 3/8 inch rebar on said South right-of-way of Beene Street, leaving the right-of-way go South 89 degrees 39 minutes 04 seconds East 231.58 feet to the Point of Beginning, containing 1.00 acre.


                              IDENTIFIED & ACCEPTED:

                              BANK OF THE OZARKS NWA

                              By:/s/ Danny Criner
                                 --------------------------

                              Title: President
                                    -----------------------


                              SERENDIPITY, INC. and
                              HICKMAN FAMILY TRUST, dated

                              By:/s/ Arlon O. Hickman
                                 ----------------------------
                              ARLON O. HICKMAN, Secretary and
                              Trustee, Respectively

                                  EXHIBIT "B"

                                PURCHASE OPTION

     1.  Lessee shall pay $300,000.00 cash at closing for the property.

     2. Lessee shall be responsible for obtaining, at Lessee's expense, any title insurance policy desired on the transaction.

     3. The closing of the transaction shall occur within fifteen days of the end of the renewal Lease term (twelve years from the commencement of the Lease).

     4. Lessor shall pay seller's portion of real property transfer taxes (Deed Stamps). Lessee to pay buyer's portion.

     5. Conveyance shall be by general Warranty Deed as directed by Lessee subject to all easements and restrictions of record with no warranties whatsoever as to improvements or condition of premises other than as set forth in the Lease.

                              IDENTIFIED & ACCEPTED

                              BANK OF THE OZARKS NWA

                              By:/s/ Danny Criner
                                 ---------------------------

                              Title: President
                                    ------------------------


                              SERENDIPITY, INC. and
                              HICKMAN FAMILY TRUST, dated

                              By:/s/ Arlon O. Hickman
                                 ---------------------------
                              ARLON O. HICKMAN, Secretary and
                              Trustee, Respectively

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